Exhibit 32

                   Certification Accompanying Periodic Report
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                              (18 U.S.C. ss. 1350)

The undersigned, Eric Claus, President and Chief Executive Officer of The Great Atlantic & Pacific Tea Company, Inc. ("Company"), and Brenda M. Galgano, Senior Vice President, Chief Financial Officer of the Company, each hereby certifies that (1) the Quarterly Report of the Company on Form 10-Q for the period ended June 14, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.


Dated:  July 21, 2008                 /s/ Eric Claus
                                      --------------
                                      Eric Claus
                                      President
                                      and
                                      Chief Executive Officer


Dated:  July 21, 2008                 /s/ Brenda M. Galgano
                                      ---------------------
                                      Brenda M. Galgano
                                      Senior Vice President,
                                      Chief Financial Officer



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